Exhibit 99.1

1 Nasdaq: HEPA CORPORATE PRESENTATION • 2020 Nasdaq: HEPA

2 Nasdaq: HEPA Forward - Looking Statements This presentation may contain forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Such forward - looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” believe,” “estimate” and “continue” or similar words . You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward - looking information . Such statements are only predictions and our actual results may differ materially from those anticipated in these forward - looking statements . We believe that it is important to communicate future expectations to investors . However, there may be events in the future that we are not able to accurately predict or control . Factors that may cause such differences include, but are not limited to, those discussed under Risk Factors in our periodic reports filed with the Securities and Exchange Commission, including the uncertainties associated with product development, the risk that products that appeared promising in early clinical trials do not demonstrate safety and efficacy in larger - scale clinical trials, the risk that we will not obtain approval to market our products, risks associated with delays, increased costs and funding shortages caused by the COVID - 19 pandemic ; the risks associated with dependence upon key personnel and the need for additional financing . We do not assume any obligation to update forward - looking statements as circumstances change . This presentation does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with Hepion Pharmaceuticals or its affiliates . The information in this presentation is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation .

Corporate Overview Lead Asset: CRV431, a cyclophilin inhibitor Novel molecule that targets multiple stages of liver disease, including NASH ▪ Anti - fibrotic, anti - viral, and anti - cancer properties (pleiotropic) ▪ Strong preclinical proof of concept ▪ Strong safety profile in preclinical and phase 1 clinical studies ▪ Orally active, once daily ▪ Robust IP (protection in major markets including US, Europe, Australia, Canada, China, Japan, Korea) with exclusivity until 2039 with potential further regulatory exclusivity to 2044 ▪ Built upon 30 years' experience in this very specific field of chemistry ▪ Core team that founded Aurinia Pharmaceuticals (NASDAQ:AUPH), and discovered and developed voclosporin through to Phase 2 Nasdaq: HEPA 3

4 Nasdaq: HEPA Preclinical Phase 1 Phase 2 Phase 3 Single ascending dosing completed Multiple ascending dosing in progress, completion in Q3, 2020 May 2020 Announced advancement to 4th dose level Development Phase CRV431 Discovery May 2020 Announced advancement to Phase 2a Trial (“AMBITION”) for NASH Fibrosis June 2020 Projected start of AMBITION trial; results expected by YE, 2020 Projected Launch 2026 Synthesized and screened ~200 molecules Identified CRV431 as lead molecule Efficacy Models: 5 in vivo 5 in vitro fibroblast 2 human explants - liver and lung Toxicology In vitro and in vivo CMC ADME Pharmacology and MOA

CRV431 in NASH

5

Cyclophilin Inhibitors Target Multiple Liver Disease Stages

Injury/Steatosis

Antiviral activity (HBV, HCV, HDV, HIV-1)

Suppress cell death by inhibiting mitochondrial pore regulator, cyclophilin D

Inflammation

Suppress pro-inflammatory pathways mediated by extracellular cyclophilin A binding to CD147

Fibrosis

Reduce collagen production from hepatic stellate cells

Reduce collagen hydroxylation and crosslinking

Cirrhosis/Cancer

Block cancer cell adaptation to hypoxia

Suppress metastasis-related gene expression

Suppress cell proliferation

Sensitize to cell death


NAFLD/NASH
Alcohol
Viral Hepatitis
(HBV/HCV/HDV)
Cell Injury/Death
Stellate Cell
Activation
Collagen
Deposition
(Scarring)
Cellular
Transformation
and Metastasis
Inflammatory Cell Infiltration/Activation

Nasdaq: HEPA

HEPION PHARMACEUTICALS

6 Nasdaq: HEPA Anti - Fibrotic Activity in NASH Models 0.0 0.5 1.0 1.5 2.0 2.5 S i r i u s r e d - p o s i t i v e f i b r o s i s ( % o f s a m p l e d a r e a ) Vehicle ns p < 0.01 5 mg/ kg/day CRV431 20 mg/ kg/day CRV431 0 1 2 3 4 S i r i u s r e d - p o s i t i v e f i b r o s i s ( % o f s a m p l e d a r e a ) p = 0.03 Vehicle 50 mg/ kg/day CRV431 0 2 4 6 S i r i u s r e d - p o s i t i v e f i b r o s i s ( % o f s a m p l e d a r e a ) p = 0.01 Vehicle 50 mg/ kg/day CRV431 6 weeks treatment 46% reduction in fibrosis 3 weeks treatment 57% reduction in fibrosis 11 weeks treatment 37% reduction in fibrosis 6 weeks oral CRV431 treatment Normal Vehicle CRV431 OCA CRV431 0 2 4 6 8 10 S i r i u s R e d ( % o f a r e a ) Western Diet + CCl 4 P0.0001 50 mg/kg 10 mg/kg + OCA 6 weeks treatment: 82% reduction in fibrosis 3 - 11 weeks oral CRV431 treatment STAM Mouse Model (High fat diet + streptozotocin) “Friedman” Mouse Model (Western diet + CCl 4 )

7 Nasdaq: HEPA Anti - Fibrotic Activity in Liver Toxin Models Rat Thioacetamide Model 9 weeks treatment 48% reduction in fibrosis Carbon Tetrachloride Mouse Model Non-CCl 4 Vehicle CRV431 OCA CRV431 0 1 2 3 4 Fibrosis (% Sirius Red) S i r i u s r e d - p o s i t i v e f i b r o s i s ( % o f s a m p l e d a r e a ) P = 0.005 P = 0.008 P = 0.32 P = 0.05 P = 0.03 + OCA Carbon tetrachloride (CCl 4 ) 50 mg/kg 10 mg/kg Vehicle CRV431 0 5 10 15 Fibrosis (% Sirius Red) S i r i u s r e d ( % o f a r e a ) 40 mg/kg P=0.008 Vehicle CRV431 0 1 2 3 4 Fibrosis score F i b r o s i s h i s t o l o g i c s c o r e 40 mg/kg Cirrhotic 9 weeks thioacetamide 9 weeks vehicle or CRV431 6 weeks CCL 4 6 weeks vehicle, CRV431, or obeticholic acid (OCA) No cirrhotic livers in CRV431 treatment group 6 weeks treatment: 43% reduction in fibrosis

8 Nasdaq: HEPA Anti - Cancer Activity in Late - Stage NASH Model STAM Mouse Model (Streptozotocin + High Fat Diet) 10 weeks oral CRV431 treatment 0 1 2 3 4 5 S i r i u s r e d - p o s i t i v e f i b r o s i s ( % o f s a m p l e d a r e a ) Vehicle 50 mg/ kg/day CRV431 p = 0.014 10 weeks treatment 44% reduction in fibrosis Vehicle CRV431 0 5 10 15 Number of Tumor Nodules N u m b e r o f n o d u l e s p e r l i v e r p = 0.05 Vehicle CRV431 0 1 2 3 4 5 6 7 Tumor Score (number x size) H C C n o d u l e s c o r e p = 0.02 Score 0 Score 5 Score 2 52% reduction in tumor composite score 44% reduction in tumor number Score 7

9 Nasdaq: HEPA ▪ Precision cut liver slices (PCLS), 4 human donors ▪ 3 days pro - fibrotic stimulation (TGF β + PDGF - BB) ± CRV431 (1 and 5 μ M) or NASH drug candidates (5 – 20 μ M) ▪ Baseline fibrosis = 6.2% Sirius red staining (range 1.3 - 9.5%), which increased 1.5 - fold to 9.6% (range 6.6 - 11.5%) after 3 days stimulation ▪ Alk5i (10 μ M; inhibitor of TGF β receptor kinase) served as positive control to block stimulation ▪ CRV431 (5 μ M) was most effective of five NASH drug candidates at preventing TGF β + PDGF - BB - induced fibrosis N o n s t i m u l a t e d V e h i c l e A l k 5 i C V R 4 3 1 ( 1 M ) C V R 4 3 1 ( 5 M ) O C A E l a f i b r a n o r R e s m e t i r o m A r a m c h o l -150 -100 -50 0 50 100 150 % Normalized to Nonstimulated and Stimulated S i r i u s R e d ( n o r m a l i z e d % ) + TGF1 + PDGF-BB Stimulation Picrosirius Red Staining of Fibrotic Collagen Anti - Fibrotic Activity in Human Liver Explant Tissue (FibroFind, UK)

10 Nasdaq: HEPA G ene Expression Secreted Protein Markers (Daily Average Change) Anti - Fibrotic Activity in Human Liver Explant Tissue ( FibroFind , UK) 1 0 M A l k 5 i 1 M C V R 4 3 1 5 M C V R 4 3 1 5 M O C A 5 M E l a f i b r a n o r 5 M R e s m e t i r o m 5 M A r a m c h o l -100 -75 -50 -25 0 25 % c h a n g e v s v e h i c l e Col11 Fibronectin Timp1 Hyaluronic Acid IL-6 MCP-1 -48% -11% -23% -9% -14% 6% 1% (6-marker mean change) T 0 N o n s t i m u l a t e d V e h i c l e 1 0 M A l k 5 i 1 M C V R 4 3 1 5 M C V R 4 3 1 5 M O C A 5 M E l a f i b r a n o r 5 M R e s m e t i r o m 5 M A r a m c h o l 0 50 100 150 % v s v e h i c l e Col11 SMA Timp1 IL-6 MCP-1 ▪ CRV431 (5 μ M) decreased gene expression and production of all secreted protein markers of inflammation and fibrosis after stimulation ▪ CRV431 was the most effective of all NASH drug candidates compared at 5 μ M

11 Nasdaq: HEPA ▪ Precision cut lung slices from idiopathic pulmonary fibrosis (IPF) patient, in culture for 6 days ▪ CRV431 (5 μ M) decreased gene expression and secretion of all markers of inflammation and fibrosis (similar or greater magnitude than pirfenidone and nintedanib ) G ene Expression Secreted Protein Markers (Daily Average Change) 1 0 µ M A l k 5 i 2 . 5 m M P i r f e n i d o n e 2 . 5 µ M N i n t e d a n i b 1 µ M C R V 4 3 1 5 µ M C R V 4 3 1 -100 -75 -50 -25 0 25 % c h a n g e v s v e h i c l e Col11 Hyaluronic acid Timp1 MMP-7 IL-6 MCP-1 -36% -43% -18% -7% -28% (6-marker mean change) V e h i c l e 1 0 µ M A l k 5 i 2 . 5 m M P i r f e n i d o n e 2 . 5 µ M N i n t e d a n i b 1 µ M C R V 4 3 1 5 µ M C R V 4 3 1 0 50 100 150 200 400 600 % v s v e h i c l e Col11 SMA Timp1 TGF-ß1 IL-6 MCP-1 outlier excluded from mean Anti - Fibrotic Activity in Human IPF Lung Explant Tissue (FibroFind, UK)

12 Nasdaq: HEPA Unilateral ureter obstruction (UUO) Renal Fibrosis Model in Mice (SMC Labs, Japan) Day 14 Analyses Vehicle vs SHAM CRV431 vs Vehicle Kidney weight 3 - fold increase (ligated kidney) No difference PAS - histology tubular dilation, atrophy, inflammation, and casts No difference BUN No difference No difference αSMA - IHC No difference No difference Fibronectin - IHC No difference No difference Hydroxyproline 3 - fold increase No difference Sirius red - histology 9 - fold increase 42% reduction Sham VehicleCRV431 0 1 2 3 4 5 6 7 8 Sirius red per mouse (5 sections per mouse x 8 mice) % p o s i t i v e a r e a P = 0.008 Time 0 Day 14 • 14 days of treatment (n = 8 per group) • Vehicle or CRV431 50 mg/kg/day • Left ureter ligation Sham VehicleCRV431 0 1 2 3 4 5 5 10 15 Sirius red per histological section (5 sections per mouse x 8 mice) % p o s i t i v e a r e a P = 0.0006

Anti-Fibrotic Mechanisms of Action

13

CRV431 is proposed to decrease fibrosis by affecting two processes in hepatic stellate cells, the primary, collagen-producing cell type in hepatic fibrosis:

- decrease expression of fibrosis-related genes
- decrease cyclophilin B-dependent collagen synthesis and secretion

Representative Experiments on LX-2 Hepatic Stellate Cells

Fibrosis-Related Gene Expression Reduced by CRV431


Collagen-1α1
Relative expression vs DMSO
0
2
4
6
8
DMSO
TGFβ+ DMSO
TGFβ+ 0.2 μM CRV431
TGFβ+ 1 μM CRV431
TGFβ+ 5 μM CRV431
TGFβ+ 1 μM OCA


LOX (crosslinking enzyme)
Relative expression vs DMSO
0.0
0.5
1.0
1.5
2.0
2.5
DMSO
TGFβ+ DMSO
TGFβ+ 0.2 μM CRV431
TGFβ+ 1 μM CRV431
TGFβ+ 5 μM CRV431
TGFβ+ 1 μM OCA

Procollagen Secretion Reduced by CRV431 or Cyp B Knockdown


Procollagen
Procollagen ng/well (normalized)
0
10
20
30
40
Untreated
0.2 μM CRV431
1 μM CRV431
5 μM CRV431
Untreated
0.2 μM CRV431
1 μM CRV431
5 μM CRV431
+ 0.1 ng/ml TGFβ


Procollagen
Procollagen ng/well (normalized)
0
10
20
30
40
Control siRNA
Cyp A siRNA
Cyp B siRNA
Cyp C siRNA
Cyp D siRNA
Control siRNA
Cyp A siRNA
Cyp B siRNA
Cyp C siRNA
Cyp D siRNA
+ 0.1 ng/ml TGFβ

Nasdaq: HEPA

Consistent Nonclinical Anti-Fibrotic Activities

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Species	Model	Location	CRV431	Fibrosis Reduction*	Other CRV431 Effects
Mice	Friedman NASH model (CCl_4 + Western diet)	Scripps (USA)	6 weeks	82% ↓	Weight gain ↓
Mice	STAM NASH model (streptozotocin + HFD)	Stelic (Japan)	3 weeks	57% ↓	None
Mice	STAM NASH model (streptozotocin + HFD)	Scripps (USA)	6 weeks	46% ↓	None
Mice	STAM NASH model (streptozotocin + HFD)	Scripps (USA)	11 weeks	37% ↓	Weight gain ↓ NAS score ↓
Mice	STAM NASH model (streptozotocin + HFD)	Scripps (USA)	10 weeks (late disease)	44% ↓	Liver tumor number and size 52% ↓ Liver weight ↓
Mice	Carbon tetrachloride (CCl_4)	Scripps (USA)	6 weeks	44% ↓	None
Rats	Thioacetamide	Physiogenex (France)	9 weeks	48% ↓	Prevented progression to cirrhosis
Mice	Renal ureter obstruction	SMC Laboratories (Japan)	2 weeks	42% ↓	None
Human	LX-2 hepatic stellate cell cultures	Hepion	1-2 days	30-50% ↓ collagen secretion	Fibronectin secretion ↓ Fibrotic gene expression ↓
Human	Human liver explant cultures	FibroFind (UK)	4 days	100% ↓	RNA levels and secretion of inflammatory/fibrotic proteins ↓
Human	IPF human lung explant cultures	FibroFind (UK)	6 days	n/a	RNA levels and secretion of inflammatory/fibrotic proteins ↓

* % Sirius red relative to baseline

Nasdaq: HEPA

HEPION PHARMACEUTICALS

15 Nasdaq: HEPA Clinical Pharmacology Single Ascending Dose (SAD) Study: (CRV431 - 101) N = 32 (24 CRV431; 8 Placebo) CRV431 525 mg CRV431 375 mg CRV431 225 mg CRV431 75 mg SAD Healthy Subjects → To evaluate the safety and tolerability of single oral doses of CRV431 at increasing dose levels → To evaluate the pharmacokinetics of CRV431 → Randomized, Partially blinded, Placebo - controlled, sequential SAD Study in healthy volunteers Design Objectives

16 Nasdaq: HEPA Dose T max , h (range) C max , ng/mL (SD) AUC 0 - inf , ng*h/mL (SD) t½, h (SD) 75 mg 4 (2 - 10) 334 ± 106 20,917 ± 3,780 73.6 ± 15.2 225 mg 1.3 (1 - 2) 1,368 ± 221 84,422 ± 32,373 97.3 ± 18.4 375 mg 1.5 (1 - 3) 1,488 ± 176 103,833 ± 30,916 110.8 ± 36.2 525 mg 1 (1 - 1) 1,655 ± 250 102,087 ± 43,612 98.5 ± 24.1 Drug Exposure Is Linear Up To 375mg (r 2 =0.914) Pharmacokinetic Profile Supports Once Daily Dosing Long Terminal Elimination Half - life Is Related To Drug Distribution Into Deep Tissue Or Peripheral Compartments Clinical Pharmacology: CRV431 Mean Pharmacokinetic Parameters: Non - Compartment Model

17 Nasdaq: HEPA Clinical Pharmacology Safety Profile and Conclusions: SAD Study → No SAEs → AEs were mild to moderate, and mostly unrelated to study drug → No Grade 3 or Grade 4 laboratory abnormalities → Vital signs and ECGs were unremarkable Safety Profile Conclusions → Doses were tested up to 525 mg with no concerns → The collective data demonstrated a favorable pharmacological, pharmacokinetic, and safety profile for CRV431 with acceptable safety margins → Supportive of continuing the proposed clinical development programs

18 Nasdaq: HEPA Clinical Pharmacology Multiple Ascending Dose (MAD) Study (CRV431 - 101) N = 16 CRV431 300 mg CRV431 225 mg CRV431 150 mg CRV431 75 mg MAD Healthy Subjects 75 mg, 150 mg, 225 mg completed 300 mg Ongoing → Randomized, sequential MAD study in healthy volunteers → To evaluate the safety and tolerability of multiple oral doses of CRV431 at increasing dose levels over 28 days → To evaluate maximum tolerated dose → To evaluate the pharmacokinetics of CRV431 at steady state Objectives Design

Clinical Pharmacology

19

Phase 2A Pilot Study (CRV431-201, the 'AMBITION' Trial)

Objectives

- To evaluate the safety and tolerability of once daily (qd) 75 mg dose of CRV431 in presumed nonalcoholic steatohepatitis (NASH) fibrosis stage 2 (F2)/fibrosis stage 3 (F3) subjects compared to placebo control over 28 days of dosing
- To evaluate antifibrotic activity of CRV431
- To generate exploratory antifibrotic biomarker data: collagen biomarkers, matrix metalloproteinases, lipidomics, and genomics

Design

- Multi-center, single-blind, placebo-controlled study
- Univariate Endpoints: AST, Pro-C3, ELF Score, Fibroscan

F2/F3 NASH Patients (n=18)

Cohort*	Fibrosis Stage	N	Day 1 – 28, fasted oral dosing	Day 29 - 42
A	F2/F3	12	CRV431 75 mg	Observation/Follow-up
B		6	Placebo	

*randomized assignment; 2:1 – CRV431:placebo

Multivariate multi-omics analysis to elucidate CRV431 activity biomarkers in F2/F3 NASH

Nasdaq: HEPA

The Bioinformatics of CRV431 in NASH/NAFLD Human Liver Slices

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Early Analysis of Key NASH Genetics After 3-Days CRV431

- NASH/NAFLD is heterogenous
- Genetic analysis of the effects of CRV431 on 28,278 genes, gene-variants, non-encoding microRNA and long RNA
- A study of genes and environmental interactions (epigenetics) may suggest specific genetic risk factors or specific genetic types of NASH.
- Decreased function of these genes is associated with NASH/NAFLD and fibrosis
- Bioinformatics will help guide clinical development of CRV431, and optimize for success

Gene	Implications for NASH (Down-regulation, loss-of-function, polymorphism)	Fold Change	p-value
TM6SF2	Linked to NASH and fibrosis	4.2	0.0007
PNPLA3	Triacylglycerol hydrolysis: linked to NASH and fibrosis	1.6	0.046
ApoB	Apolipoprotein of chylomicrons and LDL, ligand for LDL, linked to dyslipidemia, NASH and fibrosis	10.9	0.0001
MTTP	Lipoprotein assembly: linked to NASH and fibrosis	5.5	0.0003
GCKR	Linked to maturity-onset type 2 diabetes and NASH	2.7	0.0036
LPIN1	Mutations associated with metabolic syndrome: linked to NASH and fibrosis	1.9	0.01

Eslam, Mohammed, Luca Valenti, and Stefano Romeo. "Genetics and Epigenetics of NAFLD and NASH: clinical impact." Journal of Hepatology 68.2 (2018): 268-279

Nasdaq: **HEPA**

HEPION PHARMACEUTICALS

21 Nasdaq: HEPA Clinical Pharmacology: CRV431 and the Genetics of NASH • CRV431 inhibits all cyclophilins • Cyclophilin B (PPIB) and G (PPIG) have direct regulatory effects on NAFLD/NASH genes • Network analysis demonstrates the genetic role of CRV431 in NASH • Prospective genomic analysis allows for specific selection of patients/end - points or precision medicine to ensure clinical success Bioinformatics: Gene - Gene Network Interactions Red line = gene - gene interactions.

Bioinformatics: Artificial Intelligence (AI) Predicting Clinical Outcomes

22

STEP 1: Create Shallow Neural Net

STEP 2: Create Deep Neural Net: In-Training with Enhanced Proprietary Methods



B1
B2
Drug
I1
Dose
I2
MOA
I3
N
I4
Weeks
I5
dALT
I6
dLDL
I7
H1
H2
H3
O1
Outcom

Assess CRV431 in NASH and increase probability of success

Neural Network Architecture

- Inputs: Drug Type, Drug Dose, Mechanism of Action, Number of Patients in Clinical Trial, Weeks Duration, Change in ALT, LDL: Outcome was %Decrease in Primary Measure
- First layer receives input variables (I1 through I7), each connected to all nodes in hidden layers (H1 through H3)
- Black lines = positive weights
- Grey lines = negative weights
- Line thickness is proportional to relative magnitude of each weight

Nasdaq: HEPA

HEPION PHARMACEUTICALS

23 Nasdaq: HEPA Q2 • Initiate Phase 2b NASH, approx. 200 patients, CRV 431 orally, once daily for 24 weeks H1 • Initiate Phase 2 NASH biomarker pilot trial (‘AMBITION’), 28 - day CRV431 once daily dosing Clinical Timelines 2020 2021 Q3 • Data from Clinical 28 - day study, oral CRV431 Multiple Ascending Dose (MAD), once daily dosing* • Bioinformatic biomarker analysis, genomic analysis: NASH + CRV431 • AI Analysis: NASH + CRV431 Q4 • Data from Phase 2 NASH pilot trial (‘AMBITION’), 28 - day CRV431 75 mg once daily oral dosing * This was previously scheduled to be completed at end of H1 but has been pushed out a quarter because one higher dosing cohort is likely needed, as CRV431 has not yet demonstrated any dose limiting adverse events.

Non-Clinical Events

24

2020

Q1

- Initiate chronic toxicology in rat and monkey √
- Continue fibrosis studies √

Q2

- Data from kidney fibrosis model √
- Bioinformatic analyses of previous animal models

H2

- Data from Diamond NASH mice
- Data from cyclophilin knockouts

2021

H1

- Data from chronic toxicology, rat and monkey

Nasdaq: HEPA

HEPION PHARMACEUTICALS

25 Nasdaq: HEPA Financial Summary $13.9 MM as of 12/31/2019 $11.3 MM raised in 2020 via At The Market (ATM) facility Cash Shares outstanding 3.8 MM shares outstanding as of 12/31/2019 5.2 MM shares issued via ATM facility 9.0 MM shares currently outstanding Research coverage Yasmeen Rahimi, Ph.D. – Roth Capital Kumar Raja, Ph.D. – Brookline Capital Nathaniel Calloway, Ph.D. – Edison Group

26 Nasdaq: HEPA THANK YOU Corporate Contact: Robert Foster rfoster@hepionpharma.com Investor Relations: Stephen Kilmer skilmer@hepionpharma.com Tel: 646.274.3580